SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of report (date of earliest event reported):
                      February 7, 2005 (December 15, 2004)



                         FASTFUNDS FINANCIAL CORPORATION
                ------------------------------------------------
               (Exact name of registrant as specified in charter)



    Nevada                          333-1026D                         87-0425514
----------------              ----------------------      ----------------------
(State or other              (Commission file number)              (IRS employer
 jurisdiction of                                          identification number)
  incorporation)



                       11100 Wayzata Boulevard, Suite 111
                              Minnetonka, MN 55305
                ------------------------------------------------
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (952) 541-0455

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 21, 2004, Fast Funds Financial Corporation (the "Company") filed a Current Report on Form 8-K (the "Report") regarding the purchase and sale of certain convertible promissory notes. The Company amends the Report to provide the following information relative to the disclosure therein under Item
1.01. Investors in the above-described private placement are not affiliates of MBC Global, LLC ("MBC Global") as disclosed in the original 8-K filing.





ITEM 3.02         RECENT SALE OF UNREGISTERED SECURITIES

     The Company also is amending the Report to provide the following information relative to the disclosure therein under Item 3.02. MBC Global may receive finders fees from the Company in an amount up to 8% of the total amount raised by the Company in the private placement offering.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FASTFUNDS FINANCIAL CORPORATION
Date:  February 7, 2005                By: /s/  Ijaz Anwar
                                           -----------------------------------
                                           Ijaz Anwar, Chief Financial Officer


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